Assets sold	12 Months Ended
Dec. 31, 2017
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Assets sold

11. Assets sold

The Group did not dispose of any hotels during either 2017 or 2016 but incurred $5m of costs relating to prior year disposals in 2016.

During the year ended 31 December 2015, the Group sold one hotel in the Europe region, InterContinental Paris – Le Grand on 20 May 2015 and one hotel in the Greater China region, InterContinental Hong Kong on 30 September 2015. On 30 November 2015, the Group disposed of its share of assets and liabilities in a joint operation in the AMEA region. Total consideration received in respect of these disposals amounted to $1,276m, net of costs paid and cash and cash equivalents disposed, and total gains of $871m were recognised during the year ended 31 December 2015.